NATIONAL PENN BANCSHARES, INC.
                              AND ITS SUBSIDIARIES


Name                                               Jurisdiction of Incorporation
----                                               and Foreign Qualifications

National Penn Bancshares, Inc.                          Pennsylvania
                                                        New Jersey

Investors Trust Company                                 Pennsylvania

National Penn Bank                                      United States of America
                                                        Pennsylvania

Penn Securities, Inc.                                   Pennsylvania

Link Financial Services, Inc.                           Pennsylvania

FirstService Insurance Agency, Inc.                     Pennsylvania
                                                        New York
                                                        Virginia
                                                        Ohio

FirstService Capital, Inc.                              Pennsylvania

Penn 1st Financial Services, Inc.                       Pennsylvania
                                                        New Jersey
                                                        Maryland
                                                        Virginia
                                                        Washington, D.C.
                                                        South Carolina

National Penn Leasing Company                           Pennsylvania
                                                        Delaware
                                                        New Jersey
                                                        New York
                                                        Maryland

National Penn Management Services, LLC                  Pennsylvania

National Penn Consulting Services, Inc.                 Pennsylvania

1874 Financial Corp.                                    Pennsylvania

NPB Delaware, Inc.                                      Delaware

Blue Rock Realty Corp. II                               Pennsylvania

FSB Realty, Inc.                                        Pennsylvania

National Penn Investment Company                        Delaware



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National Penn Life Insurance Company                    Arizona

NPB Capital Trust II                                    Delaware

NPB Capital Trust III                                   Delaware




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